Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been prepared to reflect the August 19, 2008 sale of Atlanta AG and subsidiaries (“Atlanta”) and certain related real property assets to Univeg Fruit & Vegetables B.V. as described in Item 2.01 of the Current Report on Form 8-K dated August 19, 2008 (the “Sale”).

The Unaudited Pro Forma Condensed Consolidated Income Statement for the six-months ended June 30, 2008 and years ended December 31, 2007, 2006 and 2005 are based on Chiquita Brands International, Inc.’s (“Chiquita” or the “company”) historical consolidated income statements, and give effect to the disposition transaction as if it had occurred on January 1, 2005. For the period ended June 30, 2008, Atlanta’s results of operations were presented as discontinued operations in the company’s Quarterly Report on Form 10-Q, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Therefore, the pro forma elimination of historical results of Atlanta is not necessary for that period. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2008 is based on Chiquita’s historical balance sheet as of that period, and gives effect to the disposition transaction as if it had occurred on June 30, 2008.

The unaudited pro forma condensed consolidated financial statements presented below are based on the assumptions and adjustments described in the accompanying notes and do not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the disposition. These pro forma financial statements include no assumptions regarding the use of proceeds, which are presented as additional retained cash on the Unaudited Pro Forma Condensed Consolidated Balance Sheet. Accordingly, the actual effect of the Sale, due to this and other factors, could differ from the pro forma adjustments presented herein. However, management believes that the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Sale been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with Chiquita’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2007, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Chiquita’s Annual Report on Form 10-K for the year ended December 31, 2007, as well as in conjunction with Chiquita’s unaudited condensed consolidated financial statements and accompanying notes as of and for the period ended June 30, 2008, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Chiquita’s Quarterly Report on Form 10-Q for the period ended June 30, 2008.

CHIQUITA BRANDS INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

For the six-months ended June 30, 2008

(in thousands, except for per share data)

	Historical Chiquita	Pro Forma Adjustments		Pro Forma Chiquita
Net sales	$1,930,073	$—		$1,930,073

Operating expenses
Cost of sales	1,588,316	(702	) (f)	1,587,614
Selling, general and administrative	180,261	—		180,261
Depreciation	33,456	—		33,456
Amortization	4,911	—		4,911
Equity in earnings of investees	(6,086)	—		(6,086)

	1,800,858	(702)		1,800,156

Operating income	129,215	702		129,917
Interest income	3,082	—		3,082
Interest expense	(43,375)	—		(43,375)
Other income	8,622	—		8,622

Income from continuing operations before income taxes	97,544	702		98,246

Income taxes	(5,700)	—		(5,700)

Income from continuing operations	$91,844	$702		$92,546

Earnings per common share:
Basic	$2.13			$2.14
Diluted	2.06			2.07

Weighted average shares outstanding:
Basic	43,183			43,183
Diluted	44,750			44,750

CHIQUITA BRANDS INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

For the year ended December 31, 2007

(in thousands, except for per share data)

	Historical Chiquita	Pro Forma Adjustments (b)		Pro Forma Chiquita
Net sales	$4,662,785	$(1,198,082)		$3,464,703

Operating expenses
Cost of sales	4,082,921	(1,134,676	) (f)	2,948,245
Selling, general and administrative	433,062	(58,347)		374,715
Depreciation	79,499	(7,096)		72,403
Amortization	9,823	—		9,823
Equity in earnings of investees	441	—		441
Restructuring	25,912	—		25,912

	4,631,658	(1,200,119)		3,431,539

Operating income	31,127	2,037		33,164
Interest income	10,603	(823)		9,780
Interest expense	(87,071)	880		(86,191)
Other income	—	—		—

Income from continuing operations before income taxes	(45,341)	2,094		(43,247)

Income taxes	(3,700)	2,800		(900)

Income from continuing operations	$(49,041)	$4,894		$(44,147)

Earnings per common share:
Basic	$(1.22)			$(1.04)
Diluted	(1.22)			(1.04)

Weighted average shares outstanding:
Basic	42,493			42,493
Diluted	42,493			42,493

CHIQUITA BRANDS INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

For the year ended December 31, 2006

(in thousands, except for per share data)

	Historical Chiquita	Pro Forma Adjustments(b)		Pro Forma Chiquita
Net sales	$4,499,084	$(1,233,290)		$3,265,794

Operating expenses
Cost of sales	3,960,489	(1,175,870	) (f)	2,784,619
Selling, general and administrative	416,480	(53,165)		363,315
Depreciation	77,812	(6,430)		71,382
Amortization	9,730	—		9,730
Equity in earnings of investees	(5,937)	—		(5,937)
Goodwill impairment charge	42,793	(42,793)		—
Charge for contingent liability	25,000	—		25,000

	4,526,367	(1,278,258)		3,248,109

Operating income	(27,283)	44,968		17,685
Interest income	9,006	(395)		8,611
Interest expense	(85,663)	716		(84,947)
Other income	6,320	—		6,320

Income from continuing operations before income taxes	(97,620)	45,289		(52,331)

Income taxes	2,100	(4,200)		(2,100)

Income from continuing operations	$(95,520)	$41,089		$(54,431)

Earnings per common share:
Basic	$(2.27)			$(1.29)
Diluted	(2.27)			(1.29)

Weighted average shares outstanding:
Basic	42,084			42,084
Diluted	42,084			42,084

CHIQUITA BRANDS INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

For the year ended December 31, 2005

(in thousands, except for per share data)

	Historical Chiquita	Pro Forma Adjustments (b)		Pro Forma Chiquita
Net sales	$3,904,361	$(1,238,136)		$2,666,225

Operating expenses
Cost of sales	3,268,128	(1,167,113	) (f)	2,101,015
Selling, general and administrative	384,184	(49,233)		334,951
Depreciation	59,763	(7,224)		52,539
Amortization	5,253	—		5,253
Equity in earnings of investees	(600)	—		(600)

	3,716,728	(1,223,570)		2,493,158

Operating income	187,633	(14,566)		173,067
Interest income	10,255	(559)		9,696
Interest expense	(60,294)	620		(59,674)
Other income	(3,054)	—		(3,054)

Income from continuing operations before income taxes	134,540	(14,505)		120,035

Income taxes	(3,100)	1,100		(2,000)

Income from continuing operations	$131,440	$(13,405)		$118,035

Earnings per common share:
Basic	$3.16			$2.84
Diluted	2.92			2.62

Weighted average shares outstanding:
Basic	41,601			41,601
Diluted	45,071			45,071

CHIQUITA BRANDS INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of June 30, 2008

(in thousands, except for per share data)

	Historical Chiquita	Pro Forma Adjustments		Pro Forma Chiquita
ASSETS
Current assets
Cash and equivalents	$202,654	$98,672	(a)	$301,326
Trade receivables (less allowances of $10,919)	353,587	—		353,587
Other receivables, net	101,320	—		101,320
Inventories	216,201	—		216,201
Prepaid expenses	37,873	—		37,873
Other current assets	62,984	—		62,984
Current assets of discontinued operations	231,766	(231,766	) (b)	—

Total current assets	1,206,385	(133,094)		1,073,291
Property, plant and equipment, net	329,302	—		329,302
Investments and other assets, net	178,879	8,689	(c)	187,568
Trademarks	449,085	—		449,085
Goodwill	552,761	—		552,761
Other intangible assets, net	139,141	—		139,141
Non-current assets of discontinued operations	105,985	(105,985	) (b)	—

Total assets	$2,961,538	$(230,390)		$2,731,148

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Notes and loans payable	$—	$—		$—
Long-term debt of subsidiaries due within one year	10,836	—		10,836
Accounts payable	365,129	—		365,129
Accrued liabilities	146,991	—		146,991
Current liabilities of discontinued operations	173,971	(173,971	) (b)	—

Total current liabilities	696,927	(173,971)		522,956
Long-term debt of parent company	675,000	—		675,000
Long-term debt of subsidiaries	187,898	—		187,898
Accrued pension and other employee benefits	56,028	—		56,028
Deferred gain – sale of shipping fleet	85,993	—		85,993
Net deferred tax liability	106,859	(391	) (g)	106,468
Other liabilities	74,565	9,066	(d)	83,631
Non-current liabilities of discontinued operations	11,612	(11,612	) (b)	—

Total liabilities	1,894,882	(176,908)		1,717,974

Commitments and contingencies
Shareholders’ equity
Common stock, $0.01 par value (44,142,849, shares outstanding)	441	—		441
Capital surplus	711,178	—		711,178
Retained earnings	198,689	4,851	(e)(g)	203,540
Accumulated other comprehensive income of continuing operations	98,015	—		98,015
Accumulated other comprehensive income of discontinued operations	58,333	(58,333	) (b)	—

Total shareholders’ equity	1,066,656	(53,482)		1,013,174

Total liabilities and shareholders’ equity	$2,961,538	$(230,390)		$2,731,148

CHIQUITA BRANDS INTERNATIONAL, INC.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)	Represents sales proceeds less certain transaction costs based on the euro exchange rate of $1.58 at June 30, 2008.

(b)	Reflects the elimination of the financial results of operations, assets, liabilities and accumulated other comprehensive income amounts associated with the discontinued operations of Atlanta in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

(c)	Represents cash held in escrow based on the euro exchange rate of $1.58 at June 30, 2008 to secure, for an 18 month period, any potential obligations of the Seller under the Agreement.

(d)	This adjustment, which is calculated based on the euro exchange rate of $1.58 at June 30, 2008, reflects a liability, the amortization of which will reduce cost of sales over the first five years of the long-term strategic agreement under which Univeg will continue to serve as Chiquita’s preferred supplier of banana ripening and distribution services in Germany, Austria and Denmark.

(e)	Represents the recognition of a gain, based on the euro exchange rate of $1.58 at June 30, 2008, which would have been realized upon the disposition of Atlanta had the transaction closed on June 30, 2008.

(f)	Reflects the amortization of a liability related to the ripening and distribution agreement (see (d) above). The calculation of the liability and amortization thereof is based on the euro exchange rate of $1.36 as of January 1, 2005. The amounts included for the amortization of the liability in the Unaudited Pro Forma Condensed Consolidated Income Statements are $1.5 million, $1.7 million and $1.9 million for the years ended December 31, 2007, 2006 and 2005, respectively, and $0.7 million for the six months ended June 30, 2008.

(g)	Reflects the tax benefit from the reversal of certain valuation allowances.